8-K -UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): September 18, 2020
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VICI Properties Inc.
(Exact Name of Registrant as Specified in its Charter)
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Maryland	001-38372	81-4177147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
535 Madison Avenue, 20th Floor
New York, New York 10022
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (646) 949-4631

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value	VICI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.
Amended and Restated Convention Center Put-Call Agreement
On September 18, 2020, concurrent with the entry into the Forum Convention Center Mortgage Loan (as defined below) and in accordance with the non-binding letter of intent (the “LOI”) entered into on June 15, 2020, a subsidiary of VICI Properties Inc., a Maryland corporation (together with its subsidiaries, as applicable, the “Company”) and a subsidiary of Caesars Entertainment, Inc. (together with its subsidiaries, as applicable, “Caesars”), amended and restated the Amended and Restated Put-Call Right Agreement (as further amended, the “A&R Convention Center Put-Call Agreement”) related to approximately 28 acres of land upon which the Caesars Forum Convention Center is built and/or otherwise used in connection with or necessary for the operation of the Caesars Forum Convention Center (collectively, the “Caesars Forum Convention Center”) to provide that (i) the call right in the Company’s favor (the “Convention Center Call Right”), which was previously exercisable for the one-year period beginning January 1, 2027, will be exercisable by the Company from the scheduled maturity date of the Forum Convention Center Mortgage Loan until December 31, 2026 and (ii) if there is an event of default under the Forum Convention Center Mortgage Loan, the put right in favor of Caesars, which is currently exercisable for the one-year period commencing on January 1, 2024, will not be exercisable, and the Company, at its option, may accelerate the Convention Center Call Right so that it is exercisable from the date of such event of default until December 31, 2026 (in addition to any other remedies available to the Company in connection with such event of default).
The foregoing description of the A&R Convention Center Put-Call Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text thereof, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 8.01.	Other Events.
Forum Convention Center Mortgage Loan
On September 18, 2020, in accordance with the LOI, a subsidiary of the Company (the “Forum Convention Center Lender”) entered into a Loan Agreement with a subsidiary of Caesars (the “Forum Convention Center Borrower”) pursuant to which the Forum Convention Center Lender loaned $400.0 million to the Forum Convention Center Borrower for a term of five years, with such loan secured by, among other things, a first priority fee mortgage on the Caesars Forum Convention Center (the “Forum Convention Center Mortgage Loan”).
The interest rate on the Forum Convention Center Mortgage Loan is initially 7.7% per annum, with annual interest payments subject to 2.0% annual escalation (resulting in year 2 annual interest of $31,416,000 based on a year 2 interest rate of 7.854%), with interest paid monthly in cash in arrears. Except as provided below, no prepayments are permitted during the first two years of the term of the Forum Convention Center Mortgage Loan. During the third and fourth years of the term of the Forum Convention Center Mortgage Loan, the Forum Convention Center Borrower may prepay the Forum Convention Center Mortgage Loan, in each case in full but not in part, at 102% of par in year three and 101% of par in year four. During the fifth year of the term of the Forum Convention Center Mortgage Loan, the Forum Convention Center Borrower may prepay the Forum Convention Center Mortgage Loan in full but not in part at par. However, the Forum Convention Center Mortgage Loan may be prepaid at any time at par, without penalty or make-whole, in connection with the Company’s acquisition of the Caesars Forum Convention Center and an OpCo sale and conversion to an OpCo/PropCo structure, subject to the Company’s consent, which may be withheld in the Company’s sole discretion.
The Forum Convention Center Mortgage Loan is secured by a first priority mortgage on the Caesars Forum Convention Center, as well as a first priority lien on the equity interests in the Forum Convention Center Borrower, a first priority security interest in all of the Forum Convention Center Borrower’s interest in furniture, fixtures and equipment used, owned or related to the operation of the Caesars Forum Convention Center, and a first priority assignment of the Forum Convention Center Borrower’s interest in leases and rents, including a collateral assignment of the Forum Convention Center Borrower’s interest in the lease on the Caesars Forum Convention Center pursuant to which the Forum Convention Center Borrower leases the Caesars Forum Convention Center to another subsidiary of Caesars (the “Caesars Tenant”), which lease is fully subordinate to the Forum Convention Center Mortgage Loan. In addition, if the Forum Convention Center Borrower defaults on the Forum Convention Center Mortgage Loan and the Forum Convention Center Lender takes title to the Caesars Forum Convention Center, the Forum Convention Center Lender may, at the Forum Convention Center Lender’s option under certain circumstances, keep the lease with the Caesars Tenant in effect (which lease is guaranteed by Caesars and has an initial annual rent of $33.9 million, subject to annual increases equal to the greater of 2% and the annual consumer price index increase).

In addition, in connection with the consummation of the Forum Convention Center Mortgage Loan, the Company and Caesars have waived the conditionality of the consummation of such loan transaction on the consummation of the potential acquisition of approximately 23 acres of land in the vicinity of, or adjacent to, The LINQ Hotel & Casino, Bally’s Las Vegas, Paris Las Vegas and Planet Hollywood gaming facilities (the “Las Vegas Land”) as initially contemplated by the LOI. While the Company continues to evaluate the potential transaction involving the Las Vegas Land, there can be no assurances that the Las Vegas Land acquisition will close on the contemplated terms or at all.
Cautionary Note Regarding Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws. You can identify these statements by the Company’s use of the words “anticipates,” “assumes,” “believes,” “estimates,” “expects,” “guidance,” “intends,” “plans,” “projects,” and similar expressions that do not relate to historical matters. All statements other than statements of historical fact are forward-looking statements. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties, and other factors which are, in some cases, beyond the Company’s control and could materially affect actual results, performance, or achievements. These forward-looking statements include, without limitation the effects of any recently completed and pending transactions on us, including the post-transaction impact on the Company’s financial condition, financial and operating results, cash flows, strategy and plans, and the possibility that the potential acquisition of the Las Vegas Land may not be completed on the contemplated terms or at all, or that completion of the Las Vegas Land acquisition may be unduly delayed.
Although the Company believes that in making such forward-looking statements its expectations are based upon reasonable assumptions, such statements may be influenced by factors that could cause actual outcomes and results to be materially different from those projected. The Company cannot assure you that the assumptions upon which these statements are based will prove to have been correct. Important risk factors that may affect the Company’s business, results of operations and financial position are detailed from time to time in the Company’s filings with the Securities and Exchange Commission. The Company does not undertake any obligation to update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as may be required by applicable law.

Item 9.01.	Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.	Description
10.1	Second Amended and Restated Put-Call Right Agreement entered into as of September 18, 2020 by and among Claudine Propco LLC and Caesars Convention Center Owner, LLC

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VICI PROPERTIES INC.
Date: September 18, 2020	By:	/s/ SAMANTHA S. GALLAGHER
Samantha S. Gallagher
Executive Vice President, General Counsel and Secretary